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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 23, 2004


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                     333-115122               30-0183252
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 (STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)



383 Madison Avenue
New York, New York                                     10179
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    (ADDRESS OF PRINCIPAL                           (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (212) 272-2000


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Item 5.         Other Events.

         On or about July 23, 2004, the Registrant will cause the issuance and sale of approximately $162,751,000 initial principal amount of Charlie Mac Trust 2004-1 Mortgage Pass-Through Certificates, Series 2004-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of July 1, 2004, among the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller, and company and U.S. Bank National Association, as trustee.

         In connection with the sale of the Series 2004-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class PO, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2 and Class B-3 Certificates (together the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-115122, which Computational Materials are being filed as exhibits to this report,

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b) PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits


                    ITEM 601(a) OF
                    REGULATION S-K
    EXHIBIT NO.       EXHIBIT NO.    DESCRIPTION
    -----------       -----------    -----------

         1                99         Computational
                                     Materials--Computational Materials
                                     (as defined in Item 5) that have
                                     been provided by the Underwriter to
                                     certain prospective purchasers of
                                     Charlie Mac Trust 2004-1 Mortgage
                                     Pass-Through Certificates, Series
                                     2004-1 (filed in paper pursuant to
                                     the automatic SEC exemption
                                     pursuant to Release 33-7427, August
                                     7, 1997)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     STRUCTURED ASSET MORTGAGE
                                     INVESTMENTS II INC.


                                     By: /s/ Baron Silverstein
                                         -------------------------------
                                     Name:   Baron Silverstein
                                     Title:  Vice President



Dated: July 23, 2004

EXHIBIT INDEX



                  Item 601(a) of          Sequentially
                  Regulation S-K            Numbered
 Exhibit Number    Exhibit No.             Description                Page
 --------------    -----------             -----------                ----

        1               99           Computational Materials     Filed Manually